As filed with the Securities and Exchange Commission on August 6, 2019

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

August 6, 2019

As a shareholder of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of certain sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. At BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Sage Rock Capital Management LP (“Sage Rock”)1 and GSO / Blackstone Debt Funds Management LLC (“GSO DFM”) as sub-advisers to the Fund. The Information Statement provides information about Sage Rock and GSO DFM.

BAIA, pursuant to the terms of exemptive orders received from the Securities and Exchange Commission on April 2, 2013 and March 13, 2017, may enter into and amend materially sub-advisory agreements with discretionary and non-discretionary sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of The Blackstone Group, Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. BAIA’s selection of Sage Rock (unaffiliated with BAIA) and GSO DFM (an indirect wholly-owned subsidiary of Blackstone), does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at www.bxmix.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via email of the Information Statement by writing the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by September 30, 2019. If you do not request a paper copy or PDF via email by that date, you will not otherwise receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. Upon request to the telephone number or address listed above, the Fund will promptly deliver a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered.

[1]

Sage Rock was initially approved by the Board as a sub-adviser to the Fund in February 2019 and was formally hired as a sub-adviser to the Fund on May 8, 2019. The Board subsequently re-approved Sage Rock as a sub-adviser in connection with a change of control of Sage Rock that resulted in the automatic termination of the prior investment sub-advisory agreement with Sage Rock. Following the change of control, Sage Rock was re-hired as a sub-adviser as of August 5, 2019.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

August 6, 2019

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of exemptive orders received from the Securities and Exchange Commission (the “SEC”) on April 2, 2013 and March 13, 2017. These exemptive orders permit BAIA to enter into and amend materially sub-advisory agreements with discretionary and non-discretionary investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of The Blackstone Group, Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Sage Rock Capital Management LP (“Sage Rock”),2 which is unaffiliated with BAIA, and GSO / Blackstone Debt Funds Management LLC (“GSO DFM”), which is an indirect wholly-owned subsidiary of Blackstone, as sub-advisers to the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND THE ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 17, 2014, as amended (the “Advisory Agreement”). BAIA seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies, including, in part, by allocating the Fund’s assets among sub-advisers with experience managing alternative investment strategies. BAIA also manages a portion of the Fund’s assets directly and, from time to time, may instruct sub-advisers with respect to particular investments. BAIA is responsible for selecting the investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser or to manage directly.

BAIA may adjust allocations from time to time among strategies or sub-advisers and has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•

Attractive long-term risk-adjusted investment performance: BAIA seeks to choose sub-advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

•

Skilled application of non-traditional investment techniques: BAIA believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to choose

[2]

Sage Rock was initially approved by the Board as a sub-adviser to the Fund in February 2019 and was formally hired as a sub-adviser to the Fund on May 8, 2019. The Board subsequently re-approved Sage Rock as a sub-adviser in connection with a change of control of Sage Rock that resulted in the automatic termination of the prior investment sub-advisory agreement with Sage Rock. Following the change of control, Sage Rock was re-hired as a sub-adviser as of August 5, 2019.

sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•

Opportunistic approach to investing: Among the sub-advisers sought out by BAIA, BAIA may choose “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that BAIA may make only relatively short-term allocations to sub-advisers that specialize in opportunistic trades.

•

Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•

Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. BAIA considers a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets among the sub-advisers and itself, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which each discretionary sub-adviser is delegated responsibility for the day-to-day management of the Fund’s assets allocated to it (the “Allocated Portion”). Each non-discretionary sub-adviser is responsible for providing BAIA with a model portfolio, which could consist of one or more individual investment recommendations(s), to be implemented by BAIA in its discretion. BAIA compensates the sub-advisers out of the management fee it receives from the Fund. Each discretionary sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA oversees the sub-advisers for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style.

THE NEW SUB-ADVISORY AGREEMENTS

At a meeting of the Board held on February 26-27, 2019, the Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved each of Sage Rock and GSO DFM as sub-advisers to the Fund and, in connection therewith, also approved a new sub-advisory agreement between BAIA and Sage Rock and a sub-advisory agreement between BAIA and GSO DFM. The sub-advisory agreement with Sage Rock and the sub-advisory agreement with GSO DFM each became effective as of May 8, 2019.

At a meeting of the Board held on May 21-22, 2019, the Board, including a majority of the Independent Trustees, re-approved Sage Rock to serve as a sub-adviser to the Fund following an expected change of control of Sage Rock that would result in the automatic termination of the prior investment sub-advisory agreement with Sage Rock. In connection therewith, the Board, including a majority of the Independent Trustees, also approved a new sub-advisory agreement between BAIA and Sage Rock on the same terms as the prior sub-advisory agreement with Sage Rock that became effective on May 8, 2019. The new sub-advisory agreement with Sage Rock became effective as of August 5, 2019.

Under its sub-advisory agreement, subject to the supervision and oversight of BAIA, each of Sage Rock and GSO DFM will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its

Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board.

Each sub-adviser is responsible for its expenses incurred in connection with managing its Allocated Portion. Each sub-adviser receives, as compensation for its services, fees from BAIA (not the Fund) each quarter based on an annual percentage of the average daily net assets of its Allocated Portion.

The initial term of the new sub-advisory agreement with Sage Rock extends until August 5, 2021 and the initial term of the sub-advisory agreement with GSO DFM extends until May 8, 2021. After the initial term, each sub-advisory agreement shall continue in effect for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of outstanding voting securities of the Fund, and (ii) by a majority of the Independent Trustees.

Each sub-advisory agreement may be terminated, without penalty, (a) by the Board, or by a vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice to BAIA and the sub-adviser; (b) by the sub-adviser upon 60 days’ written notice to BAIA and the Fund; or (c) by BAIA upon 61 days’ written notice to the sub-adviser. Each sub-advisory agreement may also be terminated by BAIA immediately upon (i) a material breach of the agreement by sub-adviser, which is not promptly cured, or (ii) if, at the discretion of BAIA, the sub-adviser or any officer, director, or key portfolio manager of the sub-adviser is accused in any regulatory, self-regulatory, or judicial proceeding of violating federal securities laws or engaging in other criminal conduct in connection with such person’s investment-related activities. The Sage Rock sub-advisory agreement may also be terminated in the event Atul Khanna ceases to be employed by Sage Rock or ceases to oversee the assets allocated by the Adviser. Each sub-advisory agreement will terminate automatically in the event of its assignment or the termination of the Advisory Agreement.

Each sub-advisory agreement may only be amended in writing. Under the exemptive orders referenced above, so long as certain conditions are satisfied, each sub-advisory agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

The existing sub-advisers’ sub-advisory agreements and services provided pursuant to such agreements are unchanged as a result of the Board’s approval of the new sub-adviser, except that the amount of each existing sub-advisers’ Allocated Portions may change as a result of the addition of the new sub-adviser.

The form of each of the sub-advisory agreements with Sage Rock and GSO DFM is attached as Exhibit A.

INFORMATION ABOUT SAGE ROCK

Sage Rock was founded in 2013. As of June 30, 2019, Sage Rock had approximately $230 million in assets under management. Sage Rock’s principal place of business is located at 60 East 42nd Street, New York, NY 10165.

Sage Rock manages a portion of each Fund’s assets using an event-driven strategy focused on investments in special purpose acquisition companies (“SPACs”). Event-driven strategies generally focus on event-linked, reinsurance-related, and other types of instruments including equity, debt income securities and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters and other catastrophes.

The following table provides information on the principal executive officers and directors of Sage Rock. The business address of each person is c/o Sage Rock Capital Management LP, 60 East 42nd Street, New York, NY 10165.

Name	Title/Responsibilities
Atul Khanna	Founder and Chief Investment Officer
Matthew Fisher	Chief Compliance Officer and Chief Operating Officer
Raffiq Nathoo	Managing Partner

INFORMATION ABOUT GSO DFM

Formed in June 2007, GSO DFM had approximately $36.2 billion in assets under management as of June 30, 2019. GSO DFM’s principal place of business is located at 345 Park Avenue, New York, NY 10154. GSO DFM is an indirect wholly-owned subsidiary of Blackstone and an affiliate of BAIA on the basis that it is under common control with BAIA.

GSO DFM will manage a portion of the Fund’s assets using relative value strategies. GSO DFM also may invest in assets identified by, and at the direction of, BAIA. For GSO DFM’s portion of the Fund, the strategy generally focuses on identifying value based on views of market and credit risks. GSO DFM seeks to invest primarily in sub-investment grade credit instruments, including collateralized loan obligations and leveraged loans.

The following table provides information on the principal executive officers and directors of GSO DFM. The business address of each person is c/o GSO / Blackstone Debt Funds Management LLC, 345 Park Avenue, New York, NY 10154.

Name	Title/Responsibilities
Bennett J. Goodman	Founder and Senior Managing Director of GSO Capital Partners LP (“GSO”), an affiliate of GSO DFM
Dwight Scott	President and Senior Managing Director of GSO
Paul M. Kelly	Chief Operating Officer and Senior Managing Director of GSO
Marisa Beeney	General Counsel and Senior Managing Director of GSO
Thomas Iannarone	Deputy Chief Operating Officer and Managing Director of GSO
Kevin Kresge	Head of Finance and Managing Director of GSO

BOARD CONSIDERATIONS

At its meetings on February 26-27, 2019, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreements with each of Sage Rock and GSO DFM. At its meetings on May 21-22, 2019, the Board, including a majority of the Independent Trustees, approved a new sub-advisory agreement with Sage Rock, on the same terms as the prior sub-advisory agreement, to become effective following an expected change of control of Sage Rock that would result in the automatic termination of the prior sub-advisory agreement with Sage Rock. At the meetings, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with each of Sage Rock’s and GSO DFM’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, and the code of ethics and compliance program of each of Sage Rock and GSO DFM. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Board (and separately, the Independent Trustees) conferred with the Independent Trustees’ independent legal counsel to consider the information provided.

Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreements Sage Rock (including the new sub-advisory agreement with Sage Rock to become effective following the automatic termination of the prior sub-advisory agreement with Sage Rock) and the sub-advisory agreement with GSO DFM.

Nature, Extent, and Quality of the Services

SAGE ROCK

The Board discussed and considered (1) Sage Rock’s personnel, operations, and financial condition; (2) Sage Rock’s strengths, including distinctive aspects of its SPAC investment strategy; (3) a general framework for determining the percentage of assets that would be allocated to Sage Rock; (4) the potential investment return on the assets that would be managed by Sage Rock and related investment risks; (5) Sage Rock’s experience and performance as a hedge fund manager and the extent to which Sage Rock’s strategy for the Fund is expected to overlap with its hedge fund and managed account strategies; (6) and the experience and depth of Sage Rock’s portfolio management team managing other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services provided were appropriate and thus supported a decision to approve the proposed initial sub-advisory agreement with Sage Rock and the new sub-advisory agreement with Sage Rock on the same terms to be effective following the change of control.

GSO DFM

The Board discussed and considered (1) GSO DFM’s personnel, operations, and financial condition; (2) GSO DFM’s strengths, including its history, experience, relationships with broker-dealers and other collateralized loan obligation managers, and access to GSO Capital Partners LP’s proprietary research and modeling; (3) a general framework for determining the percentage of assets that would be allocated to GSO DFM; (4) the potential investment return on the assets that would be managed by GSO DFM and related investment risks; (5) GSO DFM’s experience in below-investment grade corporate credit, leveraged loans, and collateralized loan obligations; (6) the benefits of the affiliation and existing relationship between GSO DFM and BAIA; and (7) the experience and depth of GSO DFM’s portfolio management team managing other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services provided were appropriate and thus supported a decision to approve the proposed sub-advisory agreement with GSO DFM.

Costs of Services and Profitability

In analyzing the cost of services and profitability of each of Sage Rock and GSO DFM, the Board discussed (i) each sub-adviser’s sub-advisory fee for managing the allocated assets of the Fund; (ii) the fact that the sub-advisory fee rate for each of Sage Rock and GSO DFM would not decrease as the level of portfolio assets of the Fund increased (but the sub-advisory fee rate for Sage Rock would decrease after October 2019); (iii) each sub-adviser’s resources devoted or expected to be devoted to the Fund for investment analysis, risk management, compliance, and order execution; and (iv) any information provided in response to inquiries regarding the profitability of each sub-adviser from providing sub-advisory services to the Fund. The Board considered the specific resources that each of Sage Rock and GSO DFM expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which each sub-adviser’s investment process would be scalable.

The Board noted that the compensation paid to each sub-adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each sub-adviser did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of each sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and the sub-adviser. The Board considered information comparing the proposed sub-advisory fees to the fees that each sub-adviser charges for providing investment advisory services to certain other clients. The Board also considered information regarding the potential impact that retaining each of Sage Rock and GSO DFM as sub-advisers to the Fund may have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fees that BAIA was expected to pay the sub-advisers based on anticipated allocations of Fund assets among the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board discussed various financial and economic considerations relating to the proposed arrangement with each of Sage Rock and GSO DFM, including the potential for economies of scale. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently proposed for Sage Rock or GSO DFM, but that the sub-advisory fee rate for Sage Rock would decrease after October 2019. The Board noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fee payable to the sub-adviser, certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited such that the expense cap did not currently apply.

Other Benefits

The Board discussed other potential benefits that each of Sage Rock and GSO DFM may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or BAIA. The Board noted that each sub-adviser benefited from its relationship with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by each sub-adviser from its relationship with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each sub-advisory agreement. After discussion, the Board concluded that the terms of each sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of the sub-advisory agreement in the future.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under each sub-advisory agreement were fair and reasonable with respect to the services that Sage Rock and GSO DFM would each provide to the Fund and in light of the other factors described above that the Board deemed relevant, and that the hiring of each is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which BAIA or any sub-adviser affiliated with BAIA derives an inappropriate advantage. The Board also considered information that it had received regarding BAIA’s review of each sub-adviser’s compliance program. The Board based its approval of each of the sub-advisory agreements on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board was also assisted by the advice of independent legal counsel in approving the sub-advisory agreements.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, NY 10154, is an affiliate of Blackstone Alternative Asset Management L.P., a leading hedge fund solutions provider which, together with its affiliates in the Blackstone Hedge Fund Solutions Group, has approximately $81 billion in assets under management as of June 30, 2019. BAIA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.”

BAIA compensates the sub-advisers out of the management fees it receives from the Fund. During the fiscal year ended March 31, 2019, the Fund paid BAIA $120,531,777 in management fees, which amounted to 1.86% of the Fund’s average net assets as of March 31, 2019. From this amount, BAIA paid $59,676,018 in sub-advisory fees to nonaffiliated sub-advisers with respect to the Fund, which amounted to 0.92% of the Fund’s average net assets as of March 31, 2019. BAIA also paid $101,301 in sub-advisory fees to an affiliate of Blackstone, with respect to the Fund, which amounted to less than 0.01% of the Fund’s average net assets as of March 31, 2019.

Pursuant to an administration agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Fund. Pursuant to a transfer agency and service agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Advisory Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a distribution agreement.

FINANCIAL INFORMATION

You can obtain a free copy of the Fund’s annual and semi-annual reports, when available, by writing to the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of June 30, 2019, the following entities owned beneficially or of record 5% or more of the Class I shares of the Fund:

•	Morgan Stanley Smith Barney, LLC, located at 1 New York Plaza, New York, NY 10004, held of record approximately 26% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 20% of the outstanding shares of Class I.

•	SunTrust Bank, located at 303 Peachtree Street N.E., Atlanta, GA 30308, held beneficially and of record approximately 12% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 9% of the outstanding shares of Class I.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 8% of the outstanding shares of Class I.

•

National Financial Services, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, held of record approximately 7% of the outstanding shares of Class I.

•	Pershing LLC, located at 1 Pershing Plaza, Jersey City, NJ 07302, held of record approximately 5% of the outstanding shares of Class I.

As of June 30, 2019, the following entities owned beneficially or of record 5% or more of the Class D shares of the Fund:

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held of record approximately 37% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 28% of the outstanding shares of Class D.

•

National Financial Service, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, held of record, approximately 14% of the outstanding shares of Class D.

•	TD AMERITRADE Inc., located at 1 Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311, held of record, approximately 12% of the outstanding shares of Class D.

As of June 30, 2019, the following entities owned beneficially or of record 5% or more of the Class Y shares of the Fund:

•	J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179, held of record approximately 69% of the outstanding shares of Class Y.

•	Blackstone Treasury Holdings III LLC, located at 345 Park Avenue, New York, NY 10154, held beneficially and of record approximately 19% of the outstanding shares of Class Y.

•

Blackstone Diversified Alternatives IDF Series Interests of the Sali Multi-Series Fund, L.P., located at 6850 Austin Center Boulevard, Austin, TX 78731, held beneficially and of record approximately 5% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of June 30, 2019, no shareholder held 25% of the outstanding shares of the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of June 30, 2019.

Blackstone Alternative Multi-Strategy Fund

FIRST AMENDED & RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”), is effective as of May 23, 2019, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and GSO / Blackstone Debt Funds Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Adviser and the Sub-Adviser (a) entered into the Sub-Advisory Agreement dated as of May 8, 2019 (the “Original Agreement”); and (b) wish to hereby amend and restate the Original Agreement in its entirety and to enter into this Agreement; and

WHEREAS, the Adviser and the Sub-Adviser desire to clarify certain expectations with respect to their relationship.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it, which assets shall include cash, cash equivalents, investments, reinvestments, proceeds from the ownership, sale or disposition of any assets, securities, instruments or other property held in the Fund (and allocated to the Sub-Adviser) (including all dividends and interest on such assets, securities, instruments or other property, all appreciation in the value thereof and less depreciation in the value thereof), in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may also execute trades for investments generated by, and at the direction of, the Adviser (such investments, “Execution Investments”). The Sub-Adviser will receive no compensation with respect to such investments and such investments are not considered part of the Allocated Portion other than to the extent necessary to execute such trades. The Sub-Adviser will generally provide the various investment advisory and other services with respect to the Allocated Portion to wholly-owned subsidiaries of the Fund, Blackstone Alternative Multi-Strategy Sub Fund II Ltd and Blackstone Alternative Multi-Strategy Sub Fund III LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. The Sub-Adviser shall only be responsible for the management of the investment program and compliance program of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser will on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing and subject to the requirements and restrictions in this Agreement, the Sub-Adviser is authorized to: (i) source, identify and evaluate investment opportunities for the Allocated Portion, monitor and review the investments held in the Allocated Portion and analyze the progress of such investments; (ii) make investment decisions for the Fund in respect of the Allocated Portion, such as taking actions with respect to the acquisition, purchase, consummation, satisfaction, exchange, liquidation, transfer and other dispositions of assets (including cash and cash-equivalent assets) held in the Allocated Portion; (iii) make certain investment representations on behalf of the Fund; (iv) vote or cause the voting and execution of proxies, waivers, consents and other instruments with respect to the Investments held in the Sub-Account and, in connection therewith, vote proxies for such Investments in accordance with the Sub-Adviser’s policies regarding proxy voting; (v) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (vi) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; (vii) do anything with respect to the Allocated Portion which the Sub-Adviser shall deem requisite, appropriate or advisable in connection with the maintenance and administration of the Allocated Portion; (viii) control, transfer or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or control with respect to, the investments of the Allocated Portion; (ix) authorize any director, officer, manager, trustee, member, partner, stockholder, principal, investment professional, employee, advisor, consultant, representative or other agent (each, a “Representative”) of the Sub-Adviser to act for and on behalf of the Fund in all matters incidental to the foregoing; and (x) subject to Section 2(e) below, execute account documentation, agreements, contracts and other documents, including as may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as it deems is appropriate to manage the Allocated Portion.

c.

Management in Accordance with Fund Governing Documents and Procedures. Subject to any guidelines agreed upon between the Adviser and Sub-Adviser from time to time, the Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the investment objective, policies and restrictions of the Allocated Portion, in accordance with the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including, without limitation, the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.	any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time, subject to the terms and conditions of this Agreement.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will provide reasonable advance notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may be reasonably expected to impact the Allocated Portion or the Sub-Adviser’s ability to fulfill its obligations under this Agreement. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.	Fund Counterparties. The Sub-Adviser will utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Sub-Adviser will assist with the management of any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable) and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon request.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide information (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may reasonably request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall be responsible for proxy voting in respect of the issuers of securities and other instruments held in the Allocated Portion. The Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which will be provided by the Sub-Adviser to the Adviser), it being agreed that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are consistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, upon reasonable request, the Sub-Adviser shall report to the Adviser a record of all proxies voted, in such form and format as may be reasonably requested by the Adviser that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund in respect of the issuers of securities and other instruments held in the Allocated Portion, the Sub-Adviser shall certify as to its compliance with its proxy voting policies and procedures.

h.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings within the Allocated Portion in a manner that is reasonably designed to ensure the Allocated Portion’s compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. Subject to Section 1(b) above, the Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure compliance with the relevant Governing Documents, Procedures, and applicable law.

i.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade files, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold for the Allocated Portion on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade files, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take or retain possession or custody of such assets.

j.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

k.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format as may be agreed between the Adviser and the Sub-Adviser, including the relevant market conditions and the investment techniques and strategies used and additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 15 days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser and the Sub-Adviser; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser and the Sub-Adviser.

l.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. Adviser and Sub-Adviser agree that the Code of Ethics of The Blackstone Group L.P. satisfy the necessary requirements. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Allocated Portion. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding material violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures reasonably designed to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser and its employees.

m.

For the avoidance of doubt, the Adviser has carefully reviewed and understands the Sub-Adviser’s disclosures regarding conflicts of interest set forth in Part 2A and Part 2B of the Sub-Adviser’s Form ADV filed with the U.S. Securities and Exchange Commission pursuant to Section 203(c) of the Advisers Act (the “Brochure”).

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete in any material respect.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries of a material nature from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) specifically relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise specifically relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to fulfill its obligations under this Agreement. To the extent that such inspections, notices, or inquiries specifically relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine audits, blanket document request forms, exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such audits, request forms or exams (i) specifically relate to the Sub-Adviser’s management of the Allocated Portion or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to fulfill its obligations under this Agreement.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of in writing any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, in each case, to which the Sub-Adviser is a party, (A) specifically relating to the Sub-Adviser’s management of the Allocated Portion or (B) that may reasonably be expected to materially adversely affect the investment management business of the Sub-Adviser and (ii) an actual change of control or management of the Sub-Adviser.

3.	Broker-Dealer Selection.

a.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its commercially reasonable efforts to obtain best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion in a manner consistent with the Procedures and the Sub-Adviser Procedures. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

b.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Procedures and the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c.

Pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 43.6(i), the Sub-Adviser is hereby authorized to execute swap transactions on behalf of the Fund as “block trades.” Additionally, when the Sub-Adviser deems the execution of a swap transaction to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Advisor Procedures, aggregate swap transactions to be executed for the Fund with swap transactions to be executed for other clients of the Sub-Advisor and execute such aggregated transactions as a “block trade” in accordance with CFTC Regulation 43.6(h)(6).

d.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion. The Sub-Adviser does not use “soft dollars” as a matter of policy.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser a copy of the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Notification, Curing Breach.

The Sub-Adviser shall use its reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon obtaining actual knowledge of any material breach by the Sub-Adviser of the Governing Documents, the Procedures, regulations solely applicable to the Allocated Portion, the Strategy, or this Agreement.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

b.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.	Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser,

or its officers, directors, partners, agents, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the obligations of the Sub-Adviser in respect to “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be set forth in the Procedures. Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to any material change to the definition in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser) becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. Notwithstanding the above, in instances where the Sub-Adviser is acting in a non-discretionary capacity, the Sub-Adviser is not liable with respect to Compliance Errors. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section. For the avoidance of doubt, the Sub-Adviser shall have no liability under this Agreement to the Adviser, the Fund, any of their respective affiliates or any other person in connection with, nor shall any term or condition of this Agreement apply to the Sub-Adviser with respect to Execution Investments that are generated by the Adviser. The Adviser acknowledges that the Sub-Adviser is not acting as an investment adviser (within the meaning of the Advisers Act) to the Fund or on behalf of the Adviser for purposes of this Agreement with respect to Execution Investments, and that neither the Adviser nor the Fund is a “client” of the Sub-Adviser for purposes of this Agreement when executing such trades, and it is expressly understood and agreed that the Sub-Adviser owes no fiduciary duty, or any other duty, to the Adviser or the Fund in connection with the execution of such trades or such Execution Investments.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable and documented attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	[RESERVED]

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian. The Sub-Adviser shall not act, and the Adviser confirms that the Sub-Adviser does not act, as custodian or otherwise take or retain possession, custody, title, or ownership of any assets of the Allocated Portion. The Sub-Adviser is not authorized to receive any Allocated Portion assets or direct the disposition or expenditure of any Allocated Portion assets, other than in connection with “delivery versus payment” or other “authorized trading” under Rule 206(4)-2 of the Advisers Act, and notwithstanding anything in this Agreement to the contrary (including any authority granted to the Sub-Adviser pursuant to this Agreement), shall not be deemed by the parties to maintain custody of the Fund or any assets therein. The Adviser shall direct the Custodian to cooperate with the Sub-Adviser in connection with the Sub-Adviser’s performance of its services hereunder, including directing the Custodian to take all steps necessary or appropriate to settle purchases, sales and trades made by the Sub-Adviser with respect to the Allocated Portion, including delivery of certificates or other indicia of ownership, payment of funds and such other acts as may be necessary to fulfill such responsibilities. The Sub-Adviser shall give notice and directions to the Custodian (and copies thereof as required by the Adviser) with respect to the transactions regarding the Allocated Portion in such manner as agreed upon between the Custodian and the Sub-Adviser. Except to the extent caused by or arising from the Sub-Adviser’s own willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder, the Sub-Adviser shall not be responsible or liable for any loss incurred by reason of any act or omission of the Custodian, including but not limited to any payments, distributions, deliveries and receipts with respect to the assets in the Allocated Portion or any loss arising from, on account of or in connection with the Custodian failing to timely notify the Sub-Adviser of any vote, corporate action or similar transaction in respect of any Investment.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement that has not already been obtained, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser other than any such contravention or default that would not reasonably be expected to have a material adverse effect on Sub-Adviser’s ability to perform under the Agreement. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.	[RESERVED]

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as Sub-Adviser to the Fund pursuant to this Agreement and it will maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, after making any amendment to its Form ADV Parts 2A and 2B, furnish a copy of such amendment to the Adviser.

h.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

i.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act and to the extent applicable, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F.

j.	Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement, including the retention of the Sub-Adviser as a sub-adviser to the Fund, are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation applicable to the Adviser; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is a legal, valid and binding agreement of the Adviser and is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened in writing, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

g.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

h.

The Adviser acknowledges and agrees that upon reasonable request by the Sub-Adviser, the Adviser will provide such information as the Sub-Adviser may need to satisfy applicable anti-money laundering laws and regulations.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination. This Agreement may also be terminated, without the payment of any penalty, by either party immediately upon (A) a material breach by the other party of this Agreement which is not promptly cured pursuant to Section 7 hereof; or (ii) at the discretion of the terminating party, if the other party or any officer, director or key portfolio manager thereof is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct in connection with such person’s investment-related activities. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall automatically terminate in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement (other than with respect to any pending unsettled trades). Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

b.

Assignment. No assignment of this Agreement may be made by either party to this Agreement without the written consent of the other. Additionally, any assignment of this Agreement shall be made in accordance with the requirements of the Central Bank.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, investors or potential investors, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party subject to a non-disclosure agreement in connection with the operation of the Fund, provided that the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives or otherwise in connection with Sub-Adviser’s management of the Allocated Portion). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

d.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

GSO / Blackstone Debt Funds Management LLC

345 Park Avenue, 30th Floor

New York, New York 10154

By Email: GSOLegal@gsocap.com

Adviser:

Peter Koffler

The Blackstone Group L.P.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

By Email: BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	[RESERVED]

19.	[RESERVED]

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers in furtherance of the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

22.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of New York, irrespective of and without regard for any conflicts of law principals. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”), is effective as of August 5, 2019 between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Sage Rock Capital Management LP, a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply only to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). Initially, the Sub-Adviser will provide the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser; Investment Allocation Policy. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Participation by the Sub-Adviser in specific investments will likely be appropriate, at times, for more than one account (“Accounts”). In such cases, the Sub-Adviser will seek to allocate such investment opportunities between Accounts on a fair and equitable basis under the circumstances existing at such time based upon a number of factors, including, but not limited to: (i) the intended objective and strategy of each participating Account and any applicable investment or risk restrictions or guidelines, including leverage constraints and position limits, (ii) legal, regulatory and tax considerations, (iii) the Sub-Adviser’s perception of the appropriate risk/reward ratio for each participating Account, taking into account, among other things, market exposure, anticipated volatility and diversification, (iv) the overall portfolio composition of each participating Account, (v) the relative amounts of capital in each participating Account available for new investments of the type at issue, (vi) the liquidity of each participating Account, (vii) the desire to avoid de minimis allocations and odd lots, and (viii) such other considerations as the Sub-Adviser believes are relevant at such time.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(e) below, execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund as set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.	any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable advance notice to the Sub-Adviser of any material changes to the Governing Documents or the Procedures. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.

Fund Counterparties. To the extent applicable for the Strategy, the Sub-Adviser will utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. To the extent the Sub-Adviser does utilize counterparties and/or clearing members, the Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Sub-Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable) and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon request.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each Business Day (as defined in Appendix B of the Supplemental Agreement to this Agreement, entered into between the Adviser and the Sub-Adviser as of the date hereof, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such Business Day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may reasonably request.

g.

Proxy Voting. The parties hereby agree the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which will be provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

i.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

j.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

k.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format as may be agreed between the Adviser and the Sub-Adviser, together with (A) a certification that such information and commentary discuss, in the Sub-Adviser determination, all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

l.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser, as soon as reasonably practicable, upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

m.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will, as soon as reasonably practicable, inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

n.	Regulatory Communications and Notices. The Sub-Adviser shall, as soon as reasonably practicable, notify the Adviser regarding any inspections, notices or inquiries from any governmental,

administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund, in each case, unless the Sub-Adviser would be legally prohibited from doing so. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall, as soon as reasonably practicable, make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

o.

Notice of Material Actions / Change in Control. The Sub-Adviser will use reasonable best efforts to keep the Trust and the Adviser informed of developments relating directly to the Sub-Adviser and its services hereunder of which the Sub-Adviser has knowledge that would materially affect the Fund. Notwithstanding the foregoing, the Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day to day management of the Allocated Portion, including, but not limited to, Atul Khanna (the “Key Person”).

3.	Broker-Dealer Selection.

a.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its reasonable best efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion in a manner consistent with the Procedures and the Sub-Adviser Procedures. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

b.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Procedures and the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing: (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion; and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law and not maintained by the Fund’s Administrator, Custodian or transfer agent, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser, the Board, the SEC or such other regulatory authorities. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser; provided that the Sub-Adviser shall be entitled to retain copies at its own expense to the extent necessary or advisable in connection with the use track record in accordance with Section 8.c or to the extent required or requested under applicable law. The Adviser and a representative of the Board shall, upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall, upon reasonable prior notice, (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser shall use its reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable, upon detection of any material breach by the Adviser of the 1940 Act, the Governing Documents or the Procedures (to the extent that such breach would have a direct adverse effect on the Allocated Portion). Each party shall use its reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third Business Day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third Business Day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser or “Blackstone” (or any combination or derivation thereof) (other than (i) inclusions of such entities in lists of the Sub-Adviser’s clients as required or requested pursuant to applicable law and regulation (including, but not limited to, disclosure in Item 7.B of Form ADV Part 1A of the Sub-Adviser), (ii) information that is publicly available, including pursuant to any public filings of the the Fund, or (iii) disclosure by the Sub-Adviser to a Representative in accordance with Section 15.a) in any written material prepared by, or on behalf of, and relating to, the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser which approval shall not be unreasonably withheld. Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence in connection with the Sub-Adviser’s obligations or duties hereunder, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in connection with this Agreement; provided, however, that, subject to the limitations set forth in this Seciton 9.a, the obligations of the Sub-Adviser in respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error with respect to the Allocated Portion that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to written disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to written disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.	Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under

Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

Unless otherwise agreed between the Adviser and Sub-Adviser, the Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. As of the time this Agreement becomes effective, the Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if Key Person shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing does not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide, as soon as reasonably practicable, written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. Notwithstanding the foregoing, the Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation applicable to the Adviser; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

g.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing does not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

h.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide, as soon as reasonably practicable, written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. Notwithstanding the foregoing, the Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. This Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority, and shall remain entitled to compensation, in accordance with the terms of this Agreement (including, without limitation, Sections 1(a), 2 and 5 hereof) with respect to the Allocated Portion until the effective date of such termination. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not cured within 15 days; pursuant to Section 7 hereof; (B) Key Person ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, the Key Person), of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 16 and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure (i) to the extent required or requested under applicable law or regulation or by a court, regulatory or other governmental authority of competent jurisdiction, and (ii) to its current or future directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (x) need to know the Information in connection with this Agreement, (y) have been informed of the confidential nature of such Information, and (z) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the UCITS and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement; provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (1) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (2) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (3) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (4) is developed independently by the Recipient Party or its Representatives without use of the Information.

Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

d.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Atul Khanna

Sage Rock Capital Management LP

60 East 42nd Street, Suite 1650

New York, NY 10165

By Email: akhanna@sagerockcapital.com

Adviser:

Peter Koffler

The Blackstone Group L.P.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

By Email: BAIACompliance@blackstone.com

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect; provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain commercially reasonable business continuity, disaster recovery, and backup capabilities and facilities, designed to provide the Sub-Adviser the ability to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably (considering also any costs and time commitment imposd on the Sub-Adviser) with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of New York, irrespective of and without regard for any conflicts of law principals. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name: Peter Koffler

SAGE ROCK CAPITAL MANAGEMENT LP

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee